                                                                    EXHIBIT 4.8

                          COMPASS AEROSPACE CORPORATION
                        AND ITS UNDERSIGNED SUBSIDIARIES
                                 1501 Hughes Way
                                    Suite 400
                               Longbeach, CA 90810

                                                      Dated as of March 30, 2000

Fleet National Bank (f/k/a BankBoston, N.A.), as Agent, and the Lenders referred to in the Credit
  Agreement (as defined below)
100 Federal Street
Boston, Massachusetts 02110

               Re: WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

Ladies and Gentlemen:

                  We refer to the Amended and Restated Credit Agreement, dated as of November 20, 1998, as amended and restated as of February 11, 1999, as amended as of June 7, 1999, and as further amended as of July 30, 1999 (the "CREDIT AGREEMENT"), among (a) Compass Aerospace Corporation (the "BORROWER"),
(b) Compass Aerospace Limited (the "UK BORROWER"), (c) Aeromil Engineering Company ("AEROMIL"), (d) Western Methods Machinery Corporation ("WESTERN METHODS"), (e) Barnes Machine Incorporated ("BARNES"), (f) Brittain Machine, Inc. ("BRITTAIN"), (g) Wichita Manufacturing, Inc. ("WICHITA"), (h) Sea-lect Products, Inc. ("SEA-LECT,") (the successor by merger to Modern Manufacturing, Inc.), (i) Pacific Hills Manufacturing Co. (formerly known as Lamsco West, Inc.) ("LAMSCO" and, together with Aeromil, Western Methods, Barnes, Brittain, Wichita and Sea-lect, collectively, the "GUARANTORS"), (j) Fleet National Bank ("FLEET") and the other lending institutions listed on SCHEDULE 1 thereto as Lenders (the "LENDERS"), (l) Fleet, as Issuing Bank and as Agent, (m) Royal Bank of Canada, as Syndication Agent, (n) General Electric Capital Corporation, as Documentation Agent, and (o) Bank of America, N.A. (f/k/a NationsBank, N.A.), as Co-Agent. Capitalized terms used but not defined in this Agreement (this "AGREEMENT") have the same meanings herein as in the Credit Agreement, as amended hereby.

                  The Borrower has requested that the Required Lenders and the Agent (i) waive the financial covenants in Sections 11.1, 11.2 and 11.3 of the Credit Agreement for the Reference Period ended December 31, 1999,
(ii) waive any Defaults or Events of Default which are now continuing as a result of the breach of such financial covenants for such periods, (iii) waive the UK Loan Default (as defined in Section 1 below), and (iv) amend the Credit Agreement to, among other things, amend and restate the financial covenants in Sections 11.1,

11.2, 11.3, 11.4 and 11.5 of the Credit Agreement for Reference Periods ending during calendar year 2000. The undersigned Required Lenders and the Agent have advised the Borrower that they are prepared to grant such waivers and consent and to agree to such amendments, on the terms, subject to the conditions and in reliance on the representations contained herein.

                  SECTION 1. WAIVER OF CERTAIN FINANCIAL COVENANTS. Subject to satisfaction of the conditions set forth in Section 3 below, the undersigned Required Lenders and the Agent hereby waive (a) compliance by the Borrower with the Maximum Leverage Ratio covenant, the Minimum Consolidated EBITDA covenant and the Minimum Interest Coverage Ratio covenant set forth in Sections 11.1, 11.2 and 11.3 of the Credit Agreement, respectively, for the Reference Period ended December 31, 1999, (b) any Default or Event of Default which is now continuing as a result of the breach by the Borrower of such covenants for such period and (c) any Default or Event of Default which is now continuing as a result of the Borrower having outstanding advances to the UK Borrower (which are in the aggregate outstanding amount of $1,300,000 as of March 30, 2000) (all such Defaults and Events of Default referred to above in this clause (c) being referred to herein as the "UK Loan Default"). The foregoing waiver of the UK Loan Default will expire at the close of business, Boston, Massachusetts time, on April 7, 2000 and an Event of Default shall automatically occur at such time, unless the UK Borrower has paid in full in cash to the Borrower by such time all outstanding advances made by the Borrower to the UK Borrower and no such advances are outstanding at such time (satisfaction of such requirements being referred to herein as the "UK Loan Default Cure"). If the UK Loan Default Cure is effected, the UK Loan Default will be permanently waived. Each of such waivers shall be effective as of the Effective Date.

                  SECTION 2. AMENDMENT OF CREDIT AGREEMENT. Subject to satisfaction of the conditions set forth in Section 3 below, each of the undersigned Transaction Parties, the Agent and the undersigned Required Lenders agrees to amend the Credit Agreement as set forth below. Each of the following amendments shall be effective as of the Effective Date:

                  (a) DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended as set forth below:

                           (i) Section 1.1 of the Credit Agreement is amended by
                  amending and restating in their entirety each of the following defined terms as follows:

                                    ACQUISITION LOAN COMMITMENT PERIOD. The
                           period from the Original Closing Date through the earlier to occur of (a) the Amendment No. 3 Effective Date and (b) the termination of the Total Acquisition Commitment.

                                    ACQUISITION LOANS. Loans made or to be made
                           by the Lenders with an Acquisition Loan Commitment to the Borrower pursuant to Section 2.1(d).

                                    CONSOLIDATED EBITDA. With respect to any
                           Person for any period (subject to any adjustments required by Section 11.6 and determined on a consolidated basis in accordance with GAAP), Consolidated Net Income of such Person and its Subsidiaries for such period PLUS, to the extent deducted in determining such Consolidated Net Income (and without duplication), (a) the sum of interest, taxes, depreciation and amortization of such Person and its Subsidiaries for such period on a consolidated basis, all determined in accordance with GAAP, (b) all non-cash charges of such Person for such period arising from the vesting of stock options granted by such Person or as a result of the effect of an initial public offering of Capital Stock of such Person on stock options granted by such Person, (c) in the case of the Borrower, direct legal expenses of the Borrower and its Subsidiaries incurred in connection with the Lamsco Litigation; PROVIDED that
                           (i) such expenses are incurred during the calendar year 2000 and (ii) the aggregate amount of such expenses that may be added back to Consolidated Net Income in determining Consolidated EBITDA shall not exceed $1,000,000, and (d) management fees payable by the Borrower pursuant to the Management Consulting Agreement, to the extent that such management fees have been accrued by the Borrower for such period but not paid, PLUS management fees payable by the Borrower pursuant to the Management Consulting Agreement, to the extent that such management fees have been accrued by the Borrower for a prior period, and are paid during the period for which Consolidated EBITDA is being determined.

                                    EXCHANGE NOTES. The senior subordinated
                           notes due 2005 which may be issued by the Borrower in exchange for Senior Subordinated Notes in accordance with the terms contained in the Senior Subordinated Indenture.

                                    1999 SENIOR SUBORDINATED NOTE DOCUMENTS. The
                           1999 Senior Subordinated Notes, the 1999 Senior Subordinated Exchange Notes, the 1999 Senior Subordinated Indenture, any and all guarantees of any Subsidiary of the Borrower given or made pursuant to the 1999 Senior Subordinated Indenture, and each of the Instruments evidencing the 1999 Senior Subordinated Notes or 1999 Senior Subordinated Exchange Notes, or pursuant to which any 1999 Senior Subordinated Note or 1999 Senior Subordinated Exchange Note is issued, incurred or guaranteed.

                                    SENIOR SUBORDINATED NOTE DOCUMENTS. The
                           Senior Subordinated Notes, the Exchange Notes, the Senior Subordinated Indenture, any and all guarantees of any Subsidiary of the Borrower given or made pursuant to the Senior Subordinated Indenture, and each of the Instruments evidencing the Senior Subordinated Notes or the Exchange Notes pursuant to which any Senior Subordinated Note or Exchange Note is issued, incurred or guaranteed.

                                    SENIOR SUBORDINATED NOTES. The Senior
                           Subordinated Notes due 2005 issued by the Borrower in accordance with the terms contained in the Senior Subordinated Indenture, in an aggregate principal amount outstanding not to exceed

                           $110,000,000.

                                    SUBORDINATED DEBT DOCUMENTS. The Senior
                           Subordinated Note Documents, the Exchange Note Documents, the Permitted Subordinated Debt Documents, the 1999 Senior Subordinated Note Documents, the 1999 Senior Subordinated Exchange Documents, the Trim Seller Note Documents, and the Permitted Seller Subordinated Debt Documents.

                                    TOTAL ACQUISITION COMMITMENT. The sum of the
                           Total Acquisition Loan Commitments and Total UK Acquisition Loan Commitments of the Lenders, as in effect from time to time. The Total Acquisition Commitment was $65,000,000 as of the Restatement Effective Date and was reduced to $35,000,000 as of the Amendment No. 1 Effective Date and was further reduced to zero as of the Amendment No. 3 Effective Date.

                                    UK ACQUISITION LOANS. Acquisition loans made
                           or to be made by the UK Fronting Lender to the UK Borrower pursuant to Section 2.1(d).

                           (ii) Section 1.1 of the Credit Agreement is further
                  amended by inserting the following new defined terms in the appropriate alphabetical sequence in such Section:

                                    AMENDMENT NO. 3 TO CREDIT AGREEMENT. Waiver
                           and Amendment No. 3 to Credit Agreement, dated as of March 30, 2000, among the Transaction Parties, the Required Lenders and the Agent.

                                    AMENDMENT NO. 3 EFFECTIVE DATE. The date on
                           which all of the conditions to the effectiveness of Amendment No. 3 to Credit Agreement are satisfied and Amendment No. 3 to Credit Agreement becomes effective.

                                    LAMSCO LITIGATION. The lawsuit filed by
                           Borrower against Alinabal Holdings Corporation (the former shareholder of Lamsco), and individuals, Samuel S. Bergami, Jr., Stephen G. Cerri and Kevin M. Conlisk, in the U.S. District Court for the Southern District of New York.

                  (b) REDUCTION OF TOTAL ACQUISITION COMMITMENTS. The Total Acquisition Commitment is hereby reduced from $35,000,000 to zero. The Acquisition Loan Commitment and the UK Acquisition Loan commitment of each Lender is hereby permanently terminated.

                  (c) LIMITATIONS ON REVOLVING CREDIT LOANS. Paragraph (c) of

         Section 2.1 of the Credit Agreement is hereby amended to add, at the end of such paragraph (c), the following new text:

                  Notwithstanding anything to the contrary contained in this Agreement, the sum of the aggregate principal amount of all Revolving Credit Loans plus the Letter of Credit Exposure shall not exceed (A) $10,000,000 ($5,000,000 until such time (if any) as the UK Loan Default Cure has been effected) from the Amendment No. 3 Effective Date to and including August 30, 2000, and (B) $0 from August 31, 2000, to and including November 1, 2000 (the "CLEAN UP PERIOD"), and $12,000,000 from and after November 2, 2000. Solely for purposes of Section 4.4(a) of the Credit Agreement, the Total Revolving Credit Commitment shall be deemed to be (1) $10,000,000 from the Amendment No. 3 Effective Date to and including August 30, 2000, and (2) $0 during the Clean Up Period, and (3) $12,000,000 from and after November 2, 2000. The Borrower shall not, however, as a result of the provisions of the previous sentence, be required during the Clean-Up Period to terminate or cash-collateralize Letter of Credit No. 50079925 issued by BankBoston, N.A. and in the amount of $387,000 as of the Amendment No. 3 Effective Date. The Borrower will not use proceeds of any Revolving Credit Loans directly or indirectly to fund interest payments on Subordinated Debt which are scheduled, as of the Amendment No. 3 Effective Date, to be paid on October 15, 2000. The Borrower will use proceeds of Revolving Credit Loans solely to pay obligations which are then due and payable by the Borrower and its Domestic Subsidiaries and the payment of which is not prohibited by the Loan Documents.

                  (d) ACQUISITION LOANS AND UK ACQUISITION LOANS. Paragraph (d) of Section 2.1 of the Credit Agreement is hereby amended by amending and restating the last two sentences of such paragraph (d) to read as follows:

                  The Total Acquisition Loan Commitment was $65,000,000 as of the Restatement Effective Date and was reduced to $35,000,000 as of the Amendment No. 1 Effective Date and was further reduced to zero as of the Amendment No. 3 Effective Date. From and after the Amendment No. 3 Effective Date, no Lender shall be required to extend any Acquisition Loans hereunder.

                  (e) TERMINATION OF ACQUISITION LOAN COMMITMENTS AND UK ACQUISITION LOAN COMMITMENTS. Paragraph (d) of Section 4.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (d) The Acquisition Loan Commitment of each Lender
                  with such a Commitment and the UK Acquisition Loan Commitment of each Lender with such a Commitment shall terminate in their entirety on the Amendment No. 3 Effective Date.

                  (f) MANDATORY PREPAYMENT WITH LAMSCO LITIGATION PROCEEDS.

         Paragraph (a) of Section 4.9 of the Credit Agreement is hereby amended by adding the following new subparagraph (vi) thereto, as follows:

                           (vi) LAMSCO LITIGATION PROCEEDS. Ninety percent (90%)
                  of the gross consideration received by or payable to the Borrower or any of its Subsidiaries in cash from any settlement, judgment or order related to or other resolution of any claims related to the Lamsco Litigation. The Borrower and its Subsidiaries will use any proceeds of the Lamsco Litigation not required to be paid to the Lenders in the same manner that proceeds of Revolving Credit Loans are required to be used.

                  (g) RELEASE OF CERTAIN UK GUARANTOR GUARANTEES AND SECURITY.
         Section 6.4 of the Credit Agreement is hereby deleted in its entirety.

                  (h) REPORT ON CASH AND CASH FLOWS. Section 9.3 of the Credit Agreement is hereby amended by adding, immediately after paragraph (p) thereof, the following new paragraph (q):

                           (q) on March 31, 2000, and on each Friday thereafter,
                  a report on the cash and Cash Equivalents of the Borrower and its Subsidiaries as of the close of business on the prior day, and a projection of the cash, Cash Equivalents and cash flows of the Borrower and its Subsidiaries for the thirteen
                  (13)-week period commencing with the next Monday, such report and projection to be in form, substance and detail satisfactory to the Agent.

                  (i) ADVISOR AND CONSULTANT. Section 9.9 of the Credit Agreement is hereby amended to add, immediately after paragraph (f) thereof, the following new paragraph (g):

                  (g) ADVISOR AND CONSULTANT. Permit any advisor or consultant engaged by the Agent or by Agent's Special Counsel, as contemplated by Section 17.2(j) of the Credit Agreement, upon reasonable advance notice, to visit and inspect any of its Properties, to examine its books of account and contracts (and to make copies thereof and extracts therefrom) and to discuss its affairs, finances and accounts with and to be advised as to the same by its officers and other employees. The Borrower and its Subsidiaries will also generally provide all access and information to, and cooperate with, such advisor or consultant as is necessary or appropriate to permit such advisor or consultant to perform its duties to the Agent or the Agent's Special Counsel.

                  (j) INDEBTEDNESS. Section 10.1 of the Credit Agreement is amended as follows:

                           (i) by amending and restating paragraph (f) of
         Section 10.1 in its entirety as follows:

                           (f) Indebtedness of the Borrower under the Exchange
                  Notes issued in exchange for the Senior Subordinated Notes in the manner described in the Senior Subordinated Indenture, PROVIDED, that the aggregate principal amount of the Exchange Notes outstanding at any time shall not exceed the outstanding principal amount of the Senior Subordinated Notes on the date of the issuance of the Exchange Notes, MINUS the amount of any payment, prepayment, redemption, repurchase or other acquisition of, or cancellation or other discharge of, any Exchange Notes;

                           (ii) by amending and restating paragraph (o) of
         Section 10.1 in its entirety as follows:

                           (o) Indebtedness of the Borrower under the 1999
                  Senior Subordinated Exchange Notes issued in exchange for the 1999 Senior

                  Subordinated Notes in the manner described in the 1999 Senior Subordinated Indenture, PROVIDED, that the aggregate principal amount of the 1999 Senior Subordinated Exchange Notes outstanding at any time shall not exceed the outstanding principal amount of the 1999 Senior Subordinated Notes on the date of the issuance of the 1999 Senior Subordinated Exchange Notes, MINUS the amount of any payment, prepayment, redemption, repurchase or other acquisition of, or cancellation or other discharge of, any 1999 Senior Subordinated Exchange Notes;"

                  (j) MANAGEMENT FEES. Subsection (i) of paragraph (d) of
         Section 10.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (i) payments of management fees by the Borrower
                  pursuant to the Management Consulting Agreement, PROVIDED, HOWEVER, that (A) at the time of any such payment, the entire amount of such payment is then required to be made in accordance with the terms of the Management Consulting Agreement, (B) no Default or Event of Default is continuing at the time of such payment or would result therefrom, (C) the maximum amount of such management fees paid or payable by the Borrower with respect to any fiscal year shall not exceed $200,000 plus one and one-half percent (1 1/2%) of Consolidated EBITDA of the Borrower and its Subsidiaries for such fiscal year, (D) the Borrower shall pay such management fees quarterly in arrears, in an amount for any quarter not in excess of one and one-half percent (1 1/2%) of Consolidated EBITDA for the prior fiscal quarter (except for the last fiscal quarter of any fiscal year, during which the Borrower shall be permitted, subject to the other limitations contained in this Agreement, to make payments which do not exceed, together with all other payments made during such fiscal year, the amount specified in clause (C) above), and (E) no such management fees shall be paid by the Borrower or any of its Subsidiaries during the calendar year 2000 and until the Borrower has demonstrated to the reasonable satisfaction of the Agent compliance with the financial covenants contained in
                  Article 11 of this Agreement as in effect prior to amendment thereof by Amendment No. 3 to Credit Agreement. In the event that the Borrower pays any such management fees prior to the delivery by the Borrower of the financial statements required pursuant to Section 9.3(a) and/or (b) and the Borrower or the Agent (in the case of any over-payment) determines that an over-payment or under-payment of such management fees has occurred as a result of the Borrower's final determination of Consolidated EBITDA, such management fees shall be adjusted accordingly, with appropriate (x) refunds of such management fees for the prior fiscal quarter being made to the Borrower, or (y) additional payments of such management fees for the prior fiscal quarter being made by the Borrower, each as the case may be.

                  (k) PAYMENTS TO HAYES CAPITAL CORPORATION. Section 10.11 of the Credit Agreement is amended by (i) redesignating paragraph (k) thereof as paragraph (l), and (ii) inserting the following new paragraph (k) immediately after paragraph (j) thereof:

                           (k) reimbursement of reasonable out-of-pocket
                  expenses of Hayes Capital Corporation incurred on behalf of the Borrower or in connection with performance of services for the Borrower (including but not limited to office lease expense, other office expenses and travel and entertainment expenses); PROVIDED that the aggregate amount of payments made by the Borrower as described above in this paragraph (k) shall not exceed $30,000 in any calendar quarter; and

                  (l) AMENDMENTS OF DOCUMENTS. Section 10.13 of the Credit Agreement is hereby amended to add, immediately after paragraph (b) thereof, the following new paragraph (c):

                           (c) Permit any amendment, supplement, waiver or other
                  modification to any Subordinated Debt Documents.

                  (m) MAXIMUM LEVERAGE RATIO. Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           11.1. MAXIMUM LEVERAGE RATIO. The Leverage Ratio as
                  of the end of any Reference Period ending on any date or during any period set forth in the table below to be greater than the ratio set forth opposite such date or period:


                                             Date or Period                                    Ratio
                                             --------------                                    -----
                  March 31, 2000                                                             7.50 to 1
                  June 30, 2000                                                              8.25 to 1
                  September 30, 2000                                                         8.25 to 1
                  December 31, 2000                                                          8.00 to 1
                  January 1, 2001 through September 30, 2001                                 4.00 to 1
                  October 1, 2001 through September 30, 2002                                 3.75 to 1
                  October 1, 2002 through September 30, 2003                                 3.50 to 1
                  October 1, 2003 through February 1, 2005                                   3.25 to 1

                  (n) MINIMUM CONSOLIDATED EBITDA. Section 11.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           11.2. MINIMUM CONSOLIDATED EBITDA. Consolidated
                  EBITDA of the Borrower and its Subsidiaries for any Reference Period ending on any date or during any period set forth in the table below to be less than the amount set forth opposite such date or period:


                                                                                           Minimum
                                         Date or Period                              Consolidated Ebitda
                                         --------------                              -------------------
                  March 31, 2000                                                         $30,500,000
                  June 30, 2000                                                          $28,000,000
                  September 30, 2000                                                     $28,000,000
                  December 31, 2000                                                      $28,000,000
                  January 1, 2001 through June 30, 2001                                  $51,000,000
                  July 1, 2001 through December 31, 2001                                 $55,000,000
                  January 1, 2002 through December 31, 2002                              $60,000,000
                  January 1, 2003 through June 30, 2003                                  $63,000,000
                  July 1, 2003 through December 31, 2003                                 $63,500,000
                  January 1, 2004 through March 31, 2004                                 $65,000,000
                  April 1, 2004 through December 31, 2004                                $66,000,000
                  January 1, 2005 through February 1, 2005                               $67,500,000

                  (o) MINIMUM INTEREST COVERAGE RATIO. Section 11.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           11.3. MINIMUM INTEREST COVERAGE RATIO. The ratio of
                  (a) Consolidated EBITDA of the Borrower and its Subsidiaries for any Reference Period ending on any date or during any period set forth in the table below to (b) Consolidated Total Interest Expense of the Borrower and its Subsidiaries for such Reference Period, to be less than the ratio set forth below opposite such date or period:


                                                                                Minimum Interest
                                        Date or Period                           Coverage Ratio
                                        --------------                           --------------
                  March 31, 2000                                                    1.25 to 1
                  June 30, 2000                                                     1.15 to 1
                  September 30, 2000                                                1.15 to 1
                  December 31, 2000                                                 1.15 to 1
                  January 1, 2001 through February 1, 2005                          2.50 to 1

                  (p) MINIMUM DEBT SERVICE COVERAGE RATIO. Section 11.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           11.4. MINIMUM DEBT SERVICE COVERAGE RATIO. The ratio
                  of (a) Consolidated Operating Cash Flow of the Borrower and its Subsidiaries for any Reference Period ending on any date or during any period set forth in the table below to (b) Consolidated Debt Service of the Borrower and its Subsidiaries for such Reference Period, to be less than the ratio set forth below opposite such date or period:


                                                                                   Minimum Debt Service
                                          Date or Period                              Coverage Ratio
                                          --------------                              --------------
                  March 31, 2000                                                         .90 to 1
                  June 30, 2000                                                          .85 to 1
                  September 30, 2000                                                     .80 to 1
                  December 31, 2000                                                      .75 to 1
                  January 1, 2001 through February 1, 2005                               1.15 to 1

                  (q) MAXIMUM CAPITAL EXPENDITURES. Section 11.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           11.5. MAXIMUM CAPITAL EXPENDITURES. The aggregate
                  amount of Capital Expenditures of the Borrower and its Subsidiaries (other than Capital Expenditures made (a) with the proceeds of Indebtedness permitted by paragraphs (c) of
                  Section 10.1 or (b) as a result of the acquisition of Capital Assets in any Permitted Acquisition) (i) to exceed (A) $1,600,000 during the first six months of the 2000 calendar year and (B) $3,200,000 during the 2000 calendar year, and
                  (ii) for any Reference Period ending on any date or during any period set forth in the table below to exceed the amount set forth in the table below opposite such date or period:


                                 Date or Period                                            Amount
                                 --------------                                            ------
                   January 1, 2001 through December 31, 2001                               $12,200,000
                   January 1, 2002 through December 31, 2002                               $12,400,000
                   January 1, 2003 through December 31, 2003                               $14,200,000
                   January 1, 2004 through December 31, 2004                               $15,100,000
                   January 1, 2005 through February 1, 2005                                $12,500,000

                  (r) MINIMUM ACCOUNTS PAYABLE. Article 11 of the Credit Agreement is hereby amended by inserting, immediately following Section
         11.8 thereof, the following new Section 11.9:

                           11.9. MINIMUM ACCOUNTS PAYABLE. The consolidated
                  accounts payable of the Borrower and its Subsidiaries to be less than $6,750,000 as of the end of any calendar month, commencing with the calendar month ending March 31, 2000.

                  (s) REPRESENTATIONS TRUE; NO DEFAULT OR EVENT OF DEFAULT.
         Section 13.1 of the Credit Agreement is hereby amended by adding the following phrase at the end of such Section:

                           "or shall result from the making of such Loan or the issuance, extension or renewal of such Letter of Credit."

                  (t) CONDITIONS TO ALL CREDIT EXTENSIONS. Section 13.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "13.7 SENIOR DEBT. The Borrower shall have
                  demonstrated to the reasonable satisfaction of the Agent that
                  (a) all outstanding Obligations (after giving effect to the requested Loans or Letters of Credit) constitute "Senior Debt" (or corresponding alternative terms) under the Subordinated Debt Documents and "Designated Senior Debt" under and for all purposes of each of the Senior Subordinated Indenture and 1999 Senior Subordinated Indenture, and (b) the incurrence of Indebtedness in respect of the requested Loans or Letters of Credit shall be permitted by all Subordinated Debt Documents. The foregoing demonstration shall include (i) certificates of the chief financial officer of the Borrower, in form and substance satisfactory to the Agent, setting forth in reasonable detail the basis therefor, and the calculations (if any) required to evidence compliance with the applicable covenants set forth in the Subordinated Debt Documents and
                  (ii) a legal opinion addressed to the Lenders and the Agent, in form and substance satisfactory to the Agent, from Morgan Lewis & Bockius, counsel to the Borrower."

                  (u) EXPENSES. Section 17.2 of the Credit Agreement is amended as follows:

                           (i) by deleting, immediately preceding clause (i) of
                  such Section, the word "and"; and

                           (ii) by adding, immediately following clause (i) of
                  such Section, the following:

                  and (j) all fees, costs and expenses incurred by the Agent or by Agent's Special Counsel in connection with the engagement by the Agent or by Agent's Special Counsel of an advisor or consultant to review and report to the Agent and/or Agent's Special Counsel as to the status of any and all matters concerning the business, operations, financial condition, cash flows, strategies, business plans, projections, forecasts, budgets, contracts, management and/or information systems of the Borrower and its Subsidiaries.

                  (v) SCHEDULE 1 TO CREDIT AGREEMENT (COMMITMENTS; BANK'S OFFICES). SCHEDULE 1 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on SCHEDULE 1 hereto.

                  (w) SCHEDULE 1.2 TO CREDIT AGREEMENT (APPLICABLE MARGINS).
         SCHEDULE 1.2 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 1.2 hereto.

                  SECTION 3. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective if, and only if, on or before March 31, 2000, each of the following conditions precedent shall have been satisfied:

                  (a) EXECUTION AND DELIVERY OF DOCUMENTS. The Agent shall have received:

                           (i) duly executed counterparts of this Agreement
                  which, when taken together, bear the authorized signatures of each of the Transaction Parties and the Required Lenders; and

                           (ii) from each UK Subsidiary a duly executed consent
                  and affirmation in the form of EXHIBIT 3(A)(II) hereto as to the full force and effect of the UK Security Documents as of and after giving effect to this Agreement and the other transactions contemplated hereby.

                  (b) AMENDMENT FEE. The Borrower shall have paid to the Agent, for the account of each Lender who executes and delivers this Agreement to the Agent on or prior to the 5:00 p.m., Boston, Massachusetts time, March 30, 2000, a non-refundable amendment fee equal to 0.50% of the sum of such Lender's outstanding (i) Revolving Credit Commitment, (ii) Acquisition Loans, (iii) U.K. Acquisition Loans and (iv) Term Loans A and (v) Terms Loans B.

                  (c) FEES AND EXPENSES. The Borrower shall have paid or reimbursed the Agent for all of the fees and disbursements of Bingham Dana LLP, the Agent's special counsel, which shall have been incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the implementation of the transactions contemplated thereby, or which otherwise are required to be paid under the Credit Agreement (including specifically invoices dated July 31, 1999 and February 29, 2000).

                  (d) LEGAL OPINION. The Agent shall have received from Morgan, Lewis & Bockius, counsel to the Transaction Parties, a favorable legal opinion addressed to the Agent and the Lenders, dated as of the Effective Date and in form, scope and substance satisfactory to the Agent. The Transaction Parties shall have instructed such counsel to deliver such opinion to the Agent.

                  (e) OFFICER'S CERTIFICATE. The Agent shall have received a certificate, dated the Effective Date, signed by the chief financial officer of the Borrower, and in form and substance satisfactory to the Agent, stating that all outstanding Obligations (i) constitute "Senior Debt" (or corresponding alternative terms) under the Subordinated Debt
         Documents and "Designated Senior Debt" under and for all purposes of each of the Senior Subordinated Indenture and 1999 Senior Subordinated Indenture, and (ii) all outstanding Obligations are permitted by all Subordinated Debt Documents. Such certificate shall include or shall have attached thereto calculations in form, substance and detail satisfactory to the Agent demonstrating the correctness of the statements made in such certificate.

                  (f) CERTIFIED COPIES OF CHARTER DOCUMENTS. The Agent shall have received from each of the Transaction Parties a certificate of a duly authorized officer of such Person, dated as of the Effective Date, certifying that no amendments to its Governing Documents have occurred since the Restatement Effective Date. Such certificate shall be in form and substance reasonably satisfactory to the Agent.

                  (g) PROOF OF CORPORATE ACTION. The Agent shall have received from each of the Transaction Parties copies, certified by a duly authorized officer of such Person to be true and complete on and as of the Effective Date, of the records of all corporate action taken by such Person to authorize (i) such Person's execution and delivery of this Agreement, and (ii) such Person's performance of all of its agreements and obligations under this Agreement and the Credit Agreement, as amended hereby (collectively, the "AMENDMENT DOCUMENTS"). Such certified copies shall be in form and substance reasonably satisfactory to the Agent.

                  (h) INCUMBENCY CERTIFICATE. The Agent shall have received incumbency certificates, dated the Effective Date, signed respectively by a duly authorized officer of each of the Transaction Parties, and giving the name and bearing a specimen signature of each individual who shall be authorized (x) to sign, in the name and on behalf of such Person this Agreement, and (y) to give notices and to take other action on behalf of such Person under this Agreement. Such certified copies or certificate shall be in form and substance reasonably satisfactory to the Agent.

                  (i) CLOSING CERTIFICATE. The Agent shall have received a certificate, dated the Effective Date, signed by the Chief Financial Officer of the Borrower, to the effect that (i) each of the representations and warranties of the Transaction Parties contained in
         Section 5 hereof are true and correct as of the Effective Date and (ii) no Default or Event of Default exists on the Effective Date (after giving effect to this Agreement).

                  (j) DRAFT AUDITED FINANCIAL STATEMENTS. The Borrower shall have delivered to the Agent all the financial statements required to be delivered by Section 9.3(a) of the Credit Agreement with respect to the fiscal year of the Borrower ending December 31, 1999, together with a draft of the certification without qualification by the Independent Public Accountants required by such Section 9.3(a), and a draft of the written statement from such Accountants required by such Section 9.3(a). Such financial statements, such draft certification and such draft written statement shall be in form and substance satisfactory to the Agent.

                  (k) REPRESENTATIONS AND WARRANTIES. The Agent shall be satisfied that the representations and warranties set forth in Section 5 hereof are true and correct on and as of the Effective Date.

The first date as of which all of the foregoing conditions precedents shall be satisfied is referred to herein as the "EFFECTIVE DATE".

                  SECTION 4. POST-CLOSING CONVENANTS.

                  (a) AUDITED FINANCIAL STATEMENTS. The Borrower shall deliver to each of the Lenders, not later than the Business Day next following the Amendment No. 3 Effective Date, all the financial statements required to be delivered by Section 9.3(a) of the Credit Agreement with respect to the fiscal year of the Borrower ending December 31, 1999, certified without qualification by the Independent Public Accountants as required by such Section 9.3(a), together with the written statement from such Accountants required by such Section 9.3(a). Such financial statements, such certification by the Independent Accountants and such written statement from such Accounts shall be in the form of drafts previously delivered to the Agent pursuant to Section 3(j) hereof. The Borrower's failure to timely perform any of its obligations under this Section 4 shall constitute an immediate and automatic Event of Default.

                  (b) MORTGAGES. The US Transaction parties shall not later than April 30, 2000, deliver to the Agent a fully executed Mortgage over any owned Real Estate of any of the US Transaction Parties, in form and substance satisfactory to the Agent, together with title insurance policies, surveys, evidences of insurance with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such Real Estate as may be reasonably required by the Agent.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. Each of the Transaction Parties hereby represents and warrants to the Agent and the Lenders that:

                  (a) This Agreement has been duly executed and delivered by such Transaction Party. The execution and delivery by such Transaction Party of this Agreement has been duly authorized by proper proceedings by such Transaction Party, and each Amendment Document constitutes the legal, valid and binding obligation of such Transaction Party, enforceable against such Transactions Party in accordance with its terms.

                  (b) The execution and delivery by such Transaction Party of this Agreement and the performance by such Transaction Party of each Amendment Document (i) are within the corporate or other legal authority of such Person, (ii) have been duly authorized by all necessary corporate or other proceedings and (iii) do not and will not conflict with or result in any breach or contravention of any Applicable Law or any Contractual Obligation or Governing Document of any of the Transaction Parties.

                  (c) Each of the representations and warranties of each of the Transaction Parties contained in the Loan Documents or in any Instrument delivered pursuant to or in connection with the Credit Agreement was true in all respects as of the date as of which it was made and is true in all respects on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).

                  (d) All outstanding Obligations (i) constitute "Senior Debt" (or corresponding alternative terms) under the Subordinated Debt Documents and "Designated Senior Debt" under and for all purposes of each of the Senior Subordinated Indenture and 1999 Senior Subordinated Indenture, and (ii) are permitted by all Subordinated Debt Documents.

                  (e) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

                  (f) SCHEDULE 8.18 of the Credit Agreement accurately describes all bank accounts of the Borrower and its Subsidiaries. The Borrower and its Subsidiaries are in compliance with all their obligations under
         Section 10.14 (Bank Accounts) and Section 9.12 (Cash Management System) of the Credit Agreement.

                  SECTION 6. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Agreement, including, but not limited to, the reasonable fees and disbursements of Bingham Dana LLP.

                  SECTION 8. MISCELLANEOUS. From and after the date hereof, this Agreement shall be deemed a Loan Document for all purposes of the Credit Agreement and the other Loan Documents and each reference to Loan Documents in the Credit Agreement and the other Loan Documents shall be deemed to include this Agreement. Except as expressly provided herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.


                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                          Very truly yours,

                BORROWER:                 COMPASS AEROSPACE
                                          CORPORATION



                                          By:
                                                 Name:
                                                 Title:


                UK BORROWER:              COMPASS AEROSPACE LIMITED



                                          By:
                                                 Name:
                                                 Title:


                GUARANTORS:               AEROMIL ENGINEERING
                                            COMPANY
                                          WESTERN METHODS MACHINERY
                                            CORPORATION
                                          BARNES MACHINE INCORPORATED
                                          BRITTAIN MACHINE, INC.
                                          WICHITA MANUFACTURING, INC.,
                                          SEA-LECT PRODUCTS, INC.,
                                          PACIFIC HILLS MANUFACTURING
                                            CO.



                                          By:
                                                 Name:
                                                 Title:

Agreed to and Accepted By:

FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as Lender, as
     Agent and as Issuing Bank

By:
    ----------------------------------
        Name:
        Title:

BANKBOSTON, N.A. (London Branch),
    as Lender and UK Fronting Lender

By:
    ----------------------------------
        Name:
        Title:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Lender

By:
    ----------------------------------
         Name:
         Title:

ROYAL BANK OF CANADA, as Lender

By:
    ----------------------------------
         Name:
         Title:

BANK OF AMERICA, N.A. (f/k/a NationsBank, N.A.), as Lender

By:
    ----------------------------------

         Name:
         Title:

PARIBAS, as Lender

By:
    ----------------------------------
         Name:
         Title:

By:
    ----------------------------------
         Name:
         Title:

WESTERN FINANCIAL BANK, as Lender

By:
    ----------------------------------
         Name:
         Title:

HELLER FINANCIAL, INC. , as Lender

By:
    ----------------------------------
         Name:
         Title:

CYPRESSTREE INVESTMENT FUND,
LLC, as Lender
By:  CypressTree Investment Management
Company Inc., its Managing Member

By:
    ----------------------------------
         Name:
         Title:

CYPRESSTREE INSTITUTIONAL
FUND, LLC, as Lender

By:  CypressTree Investment Management
Company Inc., its Managing Member

By:
    ----------------------------------
         Name:
         Title:

KZH CYPRESSTREE-1 LLC, as Lender

By:
    ----------------------------------
         Name:
         Title:

FIRST SOURCE FINANCIAL LLP, as Lender
By:  First Source Financial, Inc.,
its Agent/Manager

By:
    ----------------------------------
         Name:
         Title:

SRV-HIGHLAND, INC. , as Lender

By:
    ----------------------------------
         Name:
         Title:

                                   SCHEDULE 1

PART 1 - REVOLVING CREDIT LENDERS - REVOLVING CREDIT COMMITMENTS AND REVOLVING CREDIT COMMITMENT PERCENTAGES


---------------------------------------------------- ---------------------------- ------------------------------

             REVOLVING CREDIT LENDERS
            (DOMESTIC AND EUROCURRENCY                                             REVOLVING CREDIT COMMITMENT
                 LENDING OFFICES)                    REVOLVING CREDIT COMMITMENT           PERCENTAGE
---------------------------------------------------- ---------------------------- ------------------------------
FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)                 $4,000,000                        16%
100 Federal Street

Boston, MA  02116
Fax Number: (617) 434-4929
Attention:  Ken Weber

---------------------------------------------------- ---------------------------- ------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION                         $4,500,000                        18%
201 Mission St. 27th Floor
San Francisco, CA 94105
Fax Number:  (415) 284-7433
Attention:  Frederick Maurice

---------------------------------------------------- ---------------------------- ------------------------------

ROYAL BANK OF CANADA                                         $5,000,000                        20%
1 Liberty Plaza, 5th Floor
New York, NY 10006-1404
Fax Number:  (212) 428-2319
Attention:  John Crawford
---------------------------------------------------- ---------------------------- ------------------------------


---------------------------------------------------- ---------------------------- ------------------------------
BANK OF AMERICA, N.A.                                        $4,000,000                        16%
(f/k/a NationsBank, N.A.)
100 N. Broadway
KS1-100-04-64
Wichita, KS  67202
Fax Number:  (316) 261-2326
Attention:  Lloyd Jones

---------------------------------------------------- ---------------------------- ------------------------------

PARIBAS                                                      $2,500,000                        10%
101 California Street
Suite 3150
San Francisco, CA 94109
Fax Number:  (415) 398-4240
Attention:  Bob Pinkerton

---------------------------------------------------- ---------------------------- ------------------------------

WESTERN FINANCIAL BANK                                       $2,000,000                        8%
16485 Laguna Canyon Road
Irvine, CA 92618-3820
Fax Number:  (949) 790-4057
Attention:  Richard Wagner

---------------------------------------------------- ---------------------------- ------------------------------

HELLER FINANCIAL, INC.                                       $3,000,000                        12%
500 West Monroe, 12th Floor
Chicago, IL 60661
Fax Number:  (312) 441-7367
Attention:  Craig Gallehugh

---------------------------------------------------- ---------------------------- ------------------------------
TOTAL                                                        $25,000,000                      100%
---------------------------------------------------- ---------------------------- ------------------------------

PART 2 - ACQUISITION LOAN LENDERS - ACQUISITION LOAN COMMITMENTS AND ACQUISITION LOAN COMMITMENT PERCENTAGES, UK ACQUISITION LOAN COMMITMENT AND TOTAL ACQUISITION LOAN COMMITMENT PERCENTAGES


-------------------------------------------- ------------------------- ------------------------

         ACQUISITION LOAN LENDERS                                         ACQUISITION LOAN
        (DOMESTIC AND EUROCURRENCY               ACQUISITION LOAN            COMMITMENT
             LENDING OFFICES)                       COMMITMENT               PERCENTAGE

-------------------------------------------- ------------------------- ------------------------
FLEET NATIONAL BANK (f/k/a BankBoston,                 -0-                       16%
N.A.)
100 Federal Street

Boston, MA  02116
Fax Number: (617) 434-4929
Attention:  Ken Weber

-------------------------------------------- ------------------------- ------------------------

BANKBOSTON, N.A. (London Branch)                       -0-                       -0-
39 Victoria Street
London SW1H OED
England
Fax Number: (011)44-171-932-9364
Attention:  _____________

-------------------------------------------- ------------------------- ------------------------

GENERAL ELECTRIC CAPITAL CORPORATION                   -0-                       18%
201 Mission Street, 27th Floor
San Francisco, CA 94105
Fax Number:  (415) 284-7433
Attention:  Frederick Maurice

-------------------------------------------- ------------------------- ------------------------


-------------------------------------------- ------------------------- ------------------------- ------------------------------

         ACQUISITION LOAN LENDERS                                                                   TOTAL ACQUISITION LOAN
        (DOMESTIC AND EUROCURRENCY                UK ACQUISITION         UK ACQUISITION LOAN              COMMITMENT
             LENDING OFFICES)                    LOAN COMMITMENT        COMMITMENT PERCENTAGE             PERCENTAGES

-------------------------------------------- ------------------------- ------------------------- ------------------------------

FLEET NATIONAL BANK (f/k/a BankBoston,                 -0-                       -0-                          8%
N.A.)
100 Federal Street

Boston, MA  02116
Fax Number: (617) 434-4929
Attention:  Ken Weber

-------------------------------------------- ------------------------- ------------------------- ------------------------------

BANKBOSTON, N.A. (London Branch)                       -0-                       16%                          8%
39 Victoria Street
London SW1H OED
England
Fax Number: (011)44-171-932-9364
Attention:  _____________

-------------------------------------------- ------------------------- ------------------------- ------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION                   -0-                       18%                          18%
201 Mission Street, 27th Floor
San Francisco, CA 94105
Fax Number:  (415) 284-7433
Attention:  Frederick Maurice

-------------------------------------------- ------------------------- ------------------------- ------------------------------


-------------------------------------------- ------------------------- ------------------------
ROYAL BANK OF CANADA                                   -0-                       20%
1 Liberty Plaza, 5th Floor
New York, NY 10006-1404
Fax Number:  (212) 428-2319
Attention:  John Crawford

-------------------------------------------- ------------------------- ------------------------

BANK OF AMERICA, N.A.                                  -0-                       16%
(f/k/a NationsBank, N.A.)
100 N. Broadway
KS1-100-04-64
Wichita, KS  67202
Fax Number:  (316) 261-2326
Attention:  Lloyd Jones

-------------------------------------------- ------------------------- ------------------------

PARIBAS                                                -0-                       10%
101 California Street
Suite 3150
San Francisco, CA 94109
Fax Number:  (415) 398-4240
Attention:  Bob Pinkerton

-------------------------------------------- ------------------------- ------------------------

WESTERN FINANCIAL BANK                                 -0-                       8%
16485 Laguna Canyon Road
Irvine, CA 92618-3820
Fax Number:  (949) 750-4057
Attention:  Richard Wagner

-------------------------------------------- ------------------------- ------------------------

-------------------------------------------- ------------------------- ------------------------- ------------------------------

ROYAL BANK OF CANADA                                   -0-                       20%                          20%
1 Liberty Plaza, 5th Floor
New York, NY 10006-1404
Fax Number:  (212) 428-2319
Attention:  John Crawford

-------------------------------------------- ------------------------- ------------------------- ------------------------------

BANK OF AMERICA, N.A.                                  -0-                       16%                          16%
(f/k/a NationsBank, N.A.)
100 N. Broadway
KS1-100-04-64
Wichita, KS  67202
Fax Number:  (316) 261-2326
Attention:  Lloyd Jones

-------------------------------------------- ------------------------- ------------------------- ------------------------------

PARIBAS                                                -0-                       10%                          10%
101 California Street
Suite 3150
San Francisco, CA 94109
Fax Number:  (415) 398-4240
Attention:  Bob Pinkerton

-------------------------------------------- ------------------------- ------------------------- ------------------------------

WESTERN FINANCIAL BANK                                 -0-                        8%                          8%
16485 Laguna Canyon Road
Irvine, CA 92618-3820
Fax Number:  (949) 750-4057
Attention:  Richard Wagner

-------------------------------------------- ------------------------- ------------------------- ------------------------------


-------------------------------------------- ------------------------- ------------------------
HELLER FINANCIAL, INC.                                 -0-                       12%
500 West Monroe, 12 Floor
Chicago, IL 60661
Fax Number:  (312) 441-7367
Attention:  Craig Gallehugh

-------------------------------------------- ------------------------- ------------------------
TOTAL                                                  -0-                      100%
-------------------------------------------- ------------------------- ------------------------


-------------------------------------------- ------------------------- ------------------------- ------------------------------

HELLER FINANCIAL, INC.                                 -0-                       12%                          12%
500 West Monroe, 12 Floor
Chicago, IL 60661
Fax Number:  (312) 441-7367
Attention:  Craig Gallehugh

-------------------------------------------- ------------------------- ------------------------- ------------------------------
TOTAL                                                  -0-                       100%                        100%
-------------------------------------------- ------------------------- ------------------------- ------------------------------

PART 3 - TERM LOAN A LENDERS - TERM LOAN A COMMITMENTS AND TERM LOAN A COMMITMENT PERCENTAGES


--------------------------------------------- ------------------------------ -----------------------------

            TERM LOAN A LENDERS
         (DOMESTIC AND EUROCURRENCY                                             TERM LOAN A COMMITMENT
              LENDING OFFICES)                   TERM LOAN A COMMITMENT               PERCENTAGE

--------------------------------------------- ------------------------------ -----------------------------
FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)
100 Federal Street                                         -0-                           16%

Boston, MA  02116
Fax Number: (617) 434-4929
Attention:  Ken Weber

--------------------------------------------- ------------------------------ -----------------------------

GENERAL ELECTRIC CAPITAL CORPORATION
201 Mission St. 27th Floor                                 -0-                           18%
San Francisco, CA 94105
Fax Number:  (415) 284-7433
Attention:  Frederick Maurice

--------------------------------------------- ------------------------------ -----------------------------

ROYAL BANK OF CANADA
1 Liberty Plaza, 5th Floor                                 -0-                           20%
New York, NY  10006-1404
Fax Number:  (212) 428-2319
Attention:  John Crawford

--------------------------------------------- ------------------------------ -----------------------------


--------------------------------------------- ------------------------------ -----------------------------
BANK OF AMERICA, N.A.                                      -0-                           16%
(f/k/a NationsBank, N.A.)
100 N. Broadway
KS1-100-04-64
Wichita, KS  67202
Fax Number:  (316) 261-2326
Attention:  Lloyd Jones

--------------------------------------------- ------------------------------ -----------------------------

PARIBAS                                                    -0-                           10%
101 California Street
Suite 3150
San Francisco, CA 94109
Fax Number:  (415) 398-4240
Attention:  Bob Pinkerton

--------------------------------------------- ------------------------------ -----------------------------

WESTERN FINANCIAL BANK                                     -0-                            8%
16485 Laguna Canyon Road
Irvine, CA 92618-3820
Fax Number:  (949) 790-4057
Attention:  Richard Wagner

--------------------------------------------- ------------------------------ -----------------------------

HELLER FINANCIAL, INC.                                     -0-                           12%
500 West Monroe, 12th Floor
Chicago, IL 60661
Fax Number:  (312) 441-7367
Attention:  Craig Gallehugh

--------------------------------------------- ------------------------------ -----------------------------
TOTAL                                                      -0-                           100%
--------------------------------------------- ------------------------------ -----------------------------

PART 4 - TERM LOAN B LENDERS - TERM LOAN B COMMITMENTS AND TERM LOAN B COMMITMENT PERCENTAGES


--------------------------------------------------- ----------------------------- -----------------------------

               TERM LOAN B LENDERS
            (DOMESTIC AND EUROCURRENCY                                               TERM LOAN B COMMITMENT
                 LENDING OFFICES)                     TERM LOAN B COMMITMENT*              PERCENTAGE

--------------------------------------------------- ----------------------------- -----------------------------
FLEET NATIONAL BANK                                             -0-                         16.666%
(f/k/a BankBoston, N.A.)
100 Federal Street

Boston, MA  02116
Fax Number: (617) 434-4929
Attention:  Ken Weber
--------------------------------------------------- ----------------------------- -----------------------------

GENERAL ELECTRIC CAPITAL CORPORATION                            -0-                         11.111%
201 Mission St. 27th Floor
San Francisco, CA 94105
Fax Number:  (415) 284-7433
Attention:  Frederick Maurice

--------------------------------------------------- ----------------------------- -----------------------------

PARIBAS                                                         -0-                          5.556%
101 California Street
Suite 3150
San Francisco, CA 94109
Fax Number:  (415) 398-4240
Attention:  Bob Pinkerton

--------------------------------------------------- ----------------------------- -----------------------------


--------------------------------------------------- ----------------------------- -----------------------------
CYPRESSTREE INSTITUTIONAL FUND, LLC                             -0-                          2.222%
125 High Street
Boston, MA 02110
Fax Number:  (617) 946-5681
Attention:  Jeffrey Heuer

--------------------------------------------------- ----------------------------- -----------------------------

CYPRESSTREE INVESTMENT FUND, LLC                                -0-                          2.222%
125 High Street
Boston, MA 02110
Fax Number:  (617) 946-5681
Attention:  Jeffrey Heuer

--------------------------------------------------- ----------------------------- -----------------------------

KZH CYPRESSTREE-1 LLC                                           -0-                         17.778%
c/o The Chase Manhattan Bank
450 W 23rd Street, 15th Floor
New York, NY 10001
Fax Number:  (847) 734-7910
Attention:  David Moore

--------------------------------------------------- ----------------------------- -----------------------------

FIRST SOURCE FINANCIAL LLP                                      -0-                         27.085%
2850 W. Golf Road
Rolling Meadows, IL 60008
Fax Number:  (847) 734-7910
Attention:  David Moore

--------------------------------------------------- ----------------------------- -----------------------------


--------------------------------------------------- ----------------------------- -----------------------------
SRV-HIGHLAND, INC.                                              -0-                         11.111%
Highland Capital Management, L.P.
1150 Two Galleria Tower
13455 Noel Road
Dallas, TX 75240
Fax Number:  (972) 233-4343
Attention:  Mark Okada

HELLER FINANCIAL, INC.
500 West Monroe, 12th Floor
Chicago, IL 60661                                               -0-                          5.527
Fax Number: (312) 441-7367
Attention: Craig Gallenhugh

--------------------------------------------------- ----------------------------- -----------------------------
TOTAL                                                           -0-                           100%
--------------------------------------------------- ----------------------------- -----------------------------

                                  SCHEDULE 1.2

                               APPLICABLE MARGINS


------------ --------------------------------------- -------------- -------------------- -------------

                                                         Base        Eurocurrency Rate       Base
   Level                 Leverage Ratio              Rate A Loans         A Loans        Rate B Loans
------------ --------------------------------------- -------------- -------------------- -------------
------------ --------------------------------------- -------------- -------------------- -------------
     I                Greater than 4.5:1.0               2.00%             3.50%            2.50%
------------ --------------------------------------- -------------- -------------------- -------------

------------ --------------------------------------- -------------- -------------------- -------------
               Less than or equal to 4.5:1.0 but
    II                greater than 4.0:1.0               1.75%             3.25%            2.25%
------------ --------------------------------------- -------------- -------------------- -------------

------------ --------------------------------------- -------------- -------------------- -------------
               Less than or equal to 4.0:1.0 but
    III               greater than 3.5:1.0               1.50%             3.00%            2.00%
------------ --------------------------------------- -------------- -------------------- -------------

------------ --------------------------------------- -------------- -------------------- -------------
               Less than or equal to 3.5:1.0 but

    VI                greater than 3.0:1.0               1.25%             2.75%            2.00%
------------ --------------------------------------- -------------- -------------------- -------------

------------ --------------------------------------- -------------- -------------------- -------------
     V           Less than or equal to 3.0:1.0           1.00%             2.50%            2.00%
------------ --------------------------------------- -------------- -------------------- -------------



--------------------- ------------------------- -------------------------

    Eurocurrency          Revolving Credit          Acquisition Loan
    Rate B Loans          Commitment Fees           Commitment Fees
--------------------- ------------------------- -------------------------
--------------------- ------------------------- -------------------------
       4.00%                   0.50%                     0.75%
--------------------- ------------------------- -------------------------

--------------------- ------------------------- -------------------------

       3.75%                   0.50%                     0.75%
--------------------- ------------------------- -------------------------

--------------------- ------------------------- -------------------------

       3.50%                   0.50%                     0.75%
--------------------- ------------------------- -------------------------

--------------------- ------------------------- -------------------------


       3.50%                   0.50%                     0.75%
--------------------- ------------------------- -------------------------

--------------------- ------------------------- -------------------------
       3.50%                   0.375%                    0.50%
--------------------- ------------------------- -------------------------